UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2006

Cole Credit Property Trust II, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-121094 (1933 Act)	20-1676382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cole Credit Property Trust II, Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our,” and “us”) hereby amends the following Current Report on Form 8-K to provide the required financial information:

(i)

Current Report on Form 8-K filed on March 10, 2006 to provide the required financial information relating to our acquisition of a single-tenant retail building located in Portsmouth Ohio (the “CV Scioto Trail Property”), as described in such Current Report

After reasonable inquiry, we are not aware of any material factors relating to the properties discussed above that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Summary Financial Data.

(b)  Pro Forma Financial Information.

Pro Forma Consolidated Balance Sheet as of December 31, 2005 (Unaudited).

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005 (Unaudited).

Notes to Pro Forma Consolidated Financial Statements.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

None.

CVS Corporation

Summary Financial Data

CV Scioto Trail Property

On March 8, 2006, we acquired an approximately 10,100 square foot single-tenant retail building on an approximately 0.82 acre site located in Portsmouth, Ohio (the “CV Scioto Trail Property”), which was constructed in 1997. The CV Scioto Trail Property is 100% leased to Revco Discount Drug Centers, Inc, a wholly-owned subsidiary of CVS Corporation (“CVS”), which guarantees the lease. The CV Scioto Trail Property is subject to a net lease pursuant to which the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent.

The purchase price of the CV Scioto Trail Property was approximately $2.2 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and an approximately $1.8 million loan secured by the CV Scioto Trail Property.

CVS operates over 5,000 stores in 36 states. CVS has a Standard & Poor’s credit rating of “A-” and the company’s stock is publicly traded on the New York Stock Exchange under the ticker symbol “CVS.”

Because the CV Scioto Trail Property is 100% leased to a single tenant on a long-term basis under a net lease that transfers substantially all of the operating costs to the tenant, we believe that the financial condition and results of operations of the lease guarantor, CVS, are more relevant to investors than the financial statements of the property acquired. As a result, pursuant to guidance provided by the Securities and Exchange Commission (“SEC”), we have not provided audited financial statements of the property acquired.

CVS currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding CVS are taken from its previously filed public reports:

	For the 39 Weeks Ended	For the Fiscal Year Ended
	10/1/2005	1/1/2005	1/3/2004	12/28/2002
		(in millions)
Consolidated Statements of Operations
Revenues	$27,274.2	$30,594.3	$26,588.0	$24,181.5
Operating Income	1,416.4	1,454.7	1,423.6	1,206.2
Net Income	818. 3	918.8	847.3	716.6
	As of	As of the Fiscal Year Ended
	10/1/2005	1/1/2005	1/3/2004	12/28/2002
		(in millions)
Consolidated Balance Sheets
Total Assets	$15,225.9	$14,546.8	$10,543.1	$9,645.3
Long-term Debt	$1,627.9	1,925.9	753.1	1,076.3
Stockholders’ Equity	7,955.6	6,987.2	6,021.8	5,197.0

For more detailed financial information regarding CVS, please refer to its financial statements, which are publicly available with the SEC at http://www.sec.gov.

Cole Credit Property Trust II, Inc.

Pro Forma Consolidated Balance Sheet

As of December 31, 2005

(Unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the Company had acquired the CV Scioto Trail Property and the prior acquisitions on December 31, 2005. Pursuant to a Registration Statement on Form S-11 under the Securities Act of 1933, as amended, the Company is offering for sale to the public on a “best efforts” basis a minimum of 250,000 and a maximum of 45,000,000 shares of its common stock at a price of $10 per share, subject to volume and other discounts (the “Offering”). On September 23, 2005, the Company issued the initial shares under the Offering and commenced its principal operations. Prior to such date, the Company was considered a development stage company and did not have any operations.

This Pro Forma Consolidated Balance Sheet should be read in conjunction with the historical financial statements and notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above transaction on December 31, 2005, nor does it purport to represent its future operations.

	December 31, 2005 As Reported	Total Prior Acquisitions Pro Forma Adjustments	Current Acquisition Pro Forma Adjustments	Pro Forma December 31, 2005
ASSETS	(a)	(b)	(c)
Real estate assets, at cost:
Land	$23,854,308	$1,940,589	$554,433	$26,349,330
Buildings and improvements, less accumulated depreciation of $151,472 at December 31, 2005	57,338,359	6,216,328	1,682,933	65,237,620
Intangible lease assets, less accumulated amortization of $71,881 at December 31, 2005	10,425,618	1,007,013	(9,398)	11,423,233
Total real estate assets	91,618,285	9,163,930	2,227,968	103,010,183
Cash	4,575,144	(2,374,590)	(512,908)	1,687,646
Restricted Cash	1,813,804	—	—	1,813,804
Rents and tenant receivables	36,001	—	—	36,001
Prepaid expenses and other assets	11,928	—	—	11,928
Deferred financing costs, less accumulated amortization of $17,964 at December 31, 2005	754,676	106,660	37,940	899,276
Total assets	$98,809,838	$6,896,000	$1,753,000	$107,458,838

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage notes payable	$66,804,041	$6,896,000	$1,753,000	$75,453,041
Notes payable to affiliates	4,453,000	—	—	4,453,000
Accounts payable and accrued expenses	282,797	—	—	282,797
Due to affiliates	41,384	—	—	41,384
Acquired below market leases, less accumulated amortization of $52	14,637	—	—	14,637
Distributions payable	195,209			195,209
Escrowed investor proceeds liability	1,813,804	—	—	1,813,804
Total liabilities	73,604,872	6,896,000	1,753,000	82,253,872
Stockholders’ equity:
Preferred stock, $.01 par value, 10,000,000 shares authorized, none issued and outstanding at December 31, 2005	—	—	—	—
Common stock, $.01 par value, 90,000,000 share authorized, 2,832,387 issued and outstanding at December 31, 2005	28,324	—	—	28,324
Capital in excess of par value	25,291,233	—	—	25,291,233
Accumulated deficit	(114,591)	—	—	(114,591)
Total stockholders’ equity	25,204,966	—	—	25,204,966

Total liabilities and stockholders’ equity	$98,809,838	$6,896,000	$1,753,000	$107,458,838

Cole Credit Property Trust II, Inc.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2005

(Unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired the CV Scioto Trail Property and the prior acquisitions on January 1, 2005. The Company was considered a development stage company and did not have any operations prior to September 23, 2005, and as a result, a Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004 has not been presented.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operation would have been had the Company completed the above transaction on January 1, 2005, nor does it purport to represent its future operations.

	For the Year Ended December 31, 2005 As Reported	Total Prior Acquisitions Pro Forma Adjustments		Current Acquisition Pro Forma Adjustments		Pro Forma, For the Year Ended December 31, 2005
Revenues:	(a)	(d)		(e)
Rental income	$741,669	$6,762,909		$158,170	(f)	$7,662,748

Expenses:
General and administrative	156,252	4,000		2,000	(g)	162,252
Property and asset management fees	38,768	378,289		8,578	(g)(h)	425,635
Depreciation	151,472	1,611,028		49,279	(i)	1,811,779
Amortization	69,939	742,018		(758)	(i)	811,199
Total operating expenses	416,431	2,735,335		59,099		3,210,865
Real estate operating income	325,238	4,027,574		99,071		4,451,883
Other Income (Expense):
Interest income	27,557	—		—		27,557
Interest expense	(467,386)	(3,581,215)		(93,831)	(j)	(4,142,432)
Total other income (expense)	(439,829)	(3,581,215)		(93,831)		(4,114,,875)
Net Income (Loss)	$(114,591)	$446,359		$5,240		$337,008

Weighted average number of Common shares outstanding
Basic and Diluted	411,909	2,420,478	(k)	—		2,832,387

Net income (loss) per common share
Basic and Diluted	$(0.28)					$0.12

Cole Credit Property Trust II, Inc.

Notes to Pro Forma Consolidated Financial Statements

December 31, 2005

(Unaudited)

a.

Reflects the Company’s historical balance sheet as of December 31, 2005, and the historical results of operations of the Company for the year ended December 31, 2005. On September 23, 2005, the Company issued the initial shares under the Offering and commenced its principal operations. Prior to such date, the Company was considered a development stage company and did not have any operations.

b.

Reflects preliminary purchase price allocations related to the following acquisitions: a single-tenant retail building 100% leased to Academy Corp, located in Macon, Georgia (the “AS Macon Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on March 22, 2006; a single-tenant retail building 100% leased to David’s Bridal, located in Lenexa, Kansas (the “DB Lenexa Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on March 23, 2006.

c.	Reflects the preliminary purchase price allocations related to the acquisition of the CV Scioto Trail Property as if it had been acquired on December 31, 2005.

d.

Reflects the proforma results of operations for the following acquisitions: a single-tenant retail building 100% leased to Tractor Supply Company, located in Parkersburg, West Virginia (the “TS Parkersburg Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on December 9, 2005; a single-tenant retail building 100% leased to Walgreens, located in Brainerd, Minnesota (the “WG Brainerd Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on December 16, 2005; a single-tenant research and development building 100% leased to LDM Technologies, Inc., located in Auburn Hills, Michigan (the “PT Auburn Hills Property”), which was previously reported in a Current Report filed on December 20, 2005; a single-tenant retail building 100% leased to Rite Aid, located in Alliance, Ohio (the “RA Alliance Property”), three single-tenant retail buildings 100% leased to Walgreens, located in St. Louis, Missouri, collectively (the “WG SL Properties”), a single-tenant retail building 100% leased to Walgreens, located in Olivette, MO (the “WG Olivette Property”), a single-tenant retail building 100% leased to Walgreens located in Columbia, Missouri (the “WG Columbia Property”), a single-tenant retail building 100% leased to CVS Corporation located in Alpharetta, Georgia (the “CV Alpharetta Property), a single-tenant retail building 100% leased to CVS Corporation located in Richland Hills, Texas (the “CV RH Property”), a single-tenant retail building 100% leased to Lowes Enterprises located in Enterprise, Missouri (the “LO Enterprise Property”), a single-tenant retail distribution facility 100% leased to FedEx Ground Packaging System, Inc. located in Rockford, Illinois (the “FE Rockford Property”), a single-tenant retail building 100% leased to La-Z-Boy located in Glendale, Arizona (the “LZ Glendale Property”), which were previously reported in a Current Report, as amended, on Form 8-K/A filed on December 23, 2005; the AS Macon Property; and the DB Lenexa Property.

e.	Reflects the Pro Forma results of operations of the CV Scioto Trail Property for the year ended December 31, 2005.

f.	Represents the straight line rental revenues for the CV Scioto Trail Property in accordance with its lease agreement.

g.	Reflects the annualized asset management fee of 0.25% (a monthly rate of 0.02083%) of the CV Scioto Trail Property asset value payable to our Advisor.

h.	Reflects the property management fee equal to 2% of gross revenues of the CV Scioto Trail Property payable to an affiliate of our Advisor.

i.

Represents depreciation and amortization expense for the CV Scioto Trail Property. Depreciation and amortization expense are based on the Company’s preliminary purchase price allocation. All assets are depreciated on a straight line basis. The estimated useful lives of our assets by class are generally as follows:

Building	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lesser of useful life or lease term

j.	Represents interest expense associated with the debt incurred to finance the acquisitions of the CV Scioto Trail Property. The loan terms are as follows:

Loan Description	Loan Amount	Interest Rate	Maturity
Fixed Rate Tranche	$1,424,000	5.67%	March 11, 2011
Variable Rate Tranche	$329,000	Libor plus 2%	June 8, 2006

The variable rate tranche has a 90 day repayment term. As such, the interest expense for year ended December 31, 2005 includes only 90 days of interest expense relating to the variable rate tranche as it is scheduled to be paid down 90 days after the acquisition of the CV Scioto Trail Property.

k.

Represents a pro forma adjustment to the weighted average common shares outstanding to reflect all shares outstanding on December 31, 2005 as though they were issued on January 1, 2005. As the Company had insufficient capital at January 1, 2005 to acquire the respective properties which are included in the pro forma results of operations, it is necessary to assume all of the shares outstanding as of December 31, 2005 were outstanding on January 1, 2005. Each of the respective properties was acquired prior to December 31, 2005 and is included in the Company’s consolidated balance sheet as of December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 23, 2006	COLE CREDIT PROPERTY TRUST II, INC
	By:	/s/ Blair D. Koblenz
	Name:	Blair D. Koblenz
	Title:	Executive Vice President and Chief Financial Officer